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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE
Contact:
Bruce Johnson                                        Matt Hayden
eResearchTechnology, Inc.                            Hayden Communications
215-282-5580                                         858-704-5065


                eResearchTechnology Reports First Quarter Results

        Reports Revenue of $22.9 Million and Earnings per Share of $0.08

PHILADELPHIA, PA April 27, 2005/PRNewswire-FirstCall/ -- eResearchTechnology, Inc. (Nasdaq: ERES) ("eRT" or "the company"), a leading provider of technology and services to the pharmaceutical, biotechnology and medical device industries, announced today results for the quarter ended March 31, 2005.

The company reported revenues of $22.9 million for the first quarter, compared to $26.1 million in revenue reported for the first quarter of 2004. eRT reported net income for the first quarter of 2005 of $4.1 million, or $0.08 per diluted share, versus net income of $7.3 million, or $0.13 per diluted share, for the first quarter of 2004. The company's tax rate for the first quarter of 2005 was 40.8% compared to 40.2% in the first quarter of 2004.

The company signed $24.5 million in new contracts and work orders in the first quarter of 2005, including $9.1 million for new Thorough Phase I definitive ECG study agreements. eRT ended the quarter with $70.8 million in cash and short-term investments, an increase from $68.7 million at the end of 2004.

"Recent industry communications serve to reinforce that there is considerable debate over the current regulatory guidance for cardiac safety evaluation in clinical trials, and such uncertainty continues to impact our ability to accelerate new contract signings including Thorough QTc studies," commented Joseph Esposito, President and CEO of eRT. "We will continue to maintain our infrastructure to ensure that we deliver the highest quality services to our clients and remain prepared for accelerated growth prospects that could result from regulatory guidance expected from the next step of the ICH process," Mr. Esposito added.

2005 Guidance

The company issued the following guidance for 2005: For the second quarter of 2005, the company expects to report revenues of between $20 and $23 million and net income of $0.06 to $0.09 per diluted share. For the full year 2005, the company expects to report revenue of between $96 and $104 million and diluted earnings per share of $0.36 to $0.44.


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Mr. Esposito and Bruce Johnson, the company's Chief Financial Officer, will hold a conference call to discuss these results. The conference call will take place at 4:45 p.m. EDT on April 27, 2005. Interested participants should call 888-874-9713 when calling within the United States or 973-935-8506 when calling internationally. There will be a playback available until May 27, 2005. To listen to the playback, please call 877-519-4471 when calling within the United States or 973-341-3080 when calling internationally. Please use pass code
5952291 for the replay.

This call is being webcast by ViaVid Broadcasting and can be accessed at eRT's web site at www.eRT.com. The webcast may also be accessed at ViaVid's website at www.viavid.net/detailpage.aspx?sid=000024A0. The webcast can be accessed until May 27, 2005 on either site.

Based in Philadelphia, PA, eResearchTechnology, Inc. (www.eRT.com) is a provider of technology and services to the pharmaceutical, biotechnology and medical device industries on a global basis. The company is a market leader in providing centralized core-diagnostic electrocardiographic (ECG) technology and services to evaluate cardiac safety in clinical development. The company is also a leader in providing technology and services to streamline the clinical trials process by enabling its customers to automate the collection, analysis, and distribution of clinical data in all phases of clinical development.

Statements included in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including, but not limited to, 2005 financial guidance, and the timing of regulatory guidance, involve a number of risks and uncertainties such as the company's ability to obtain new contracts and accurately estimate net revenues due to uncertain regulatory guidance, variability in size, scope and duration of projects, and internal issues at the sponsoring client, competitive factors, technological development, and market demand. As a result, actual results may differ materially from any financial outlooks stated herein. Further information on potential factors that could affect the company's financial results can be found in the company's Report on Form 10-K filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.


                   eResearchTechnology, Inc. and Subsidiaries
                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)


                                               Three Months Ended March 31,
                                                 2004              2005
                                             --------------    --------------

   Net revenues:
       Licenses                                    $ 2,453           $ 1,663
       Services                                     18,010            15,902
       Site support                                  5,629             5,349
                                             --------------    --------------

   Total net revenues                               26,092            22,914
                                             --------------    --------------

   Costs of revenues:
       Cost of licenses                                122               133
       Cost of services                              5,985             6,490
       Cost of site support                          2,363             3,183
                                             --------------    --------------

   Total costs of revenues                           8,470             9,806
                                             --------------    --------------

   Gross margin                                     17,622            13,108
                                             --------------    --------------

   Operating expenses:
       Selling and marketing                         2,453             2,338
       General and administrative                    2,150             2,896
       Research and development                        973               991
                                             --------------    --------------

   Total operating expenses                          5,576             6,225
                                             --------------    --------------

   Operating income                                 12,046             6,883
   Other income (expense), net                         108                (5)
                                             --------------    --------------

   Income before income taxes                       12,154             6,878
   Income tax provision                              4,886             2,806
                                             --------------    --------------

   Net income                                      $ 7,268           $ 4,072
                                             ==============    ==============

   Basic net income per share                       $ 0.14            $ 0.08
                                             ==============    ==============

   Diluted net income per share                     $ 0.13            $ 0.08
                                             ==============    ==============

   Shares used to calculate basic net
       income per share                             50,933            50,370
                                             ==============    ==============

   Shares used to calculate diluted net
       income per share                             55,405            53,324
                                             ==============    ==============

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                   eResearchTechnology, Inc. and Subsidiaries
                           Consolidated Balance Sheets
               (in thousands, except share and per share amounts)


                                                                               December 31,        March
                                                                                  2004            31, 2005
                                                                               ---------         ---------
ASSETS                                                                                           (unaudited)

Current assets:
     Cash and cash equivalents                                                 $  45,806         $  38,877
     Short-term investments                                                       22,942            31,942
     Accounts receivable, net                                                     14,798            14,814
     Prepaid expenses and other                                                    3,522             3,831
     Deferred income taxes                                                           323               323
                                                                               ---------         ---------
          Total current assets                                                    87,391            89,787

Property and equipment, net                                                       25,204            25,310
Goodwill                                                                           1,212             1,212
Other assets                                                                         782               498
Deferred income taxes                                                              1,936             1,332
                                                                               ---------         ---------

                                                                               $ 116,525         $ 118,139
                                                                               =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                          $   2,455         $   2,169
     Accrued expenses                                                              4,318             4,269
     Income taxes payable                                                          2,147               176
     Current portion of capital lease obligations                                    233               167
     Deferred revenues                                                            20,325            19,614
                                                                               ---------         ---------
          Total current liabilities                                               29,478            26,395
                                                                               ---------         ---------

Capital lease obligations, excluding current portion                                 193               159
                                                                               ---------         ---------

Stockholders' equity:
     Preferred stock-$10.00 par value, 500,000 shares authorized,
          none issued and outstanding                                               --                --
     Common stock-$.01 par value, 175,000,000 shares authorized,
          56,396,696 and 56,506,808 shares issued, respectively                      564               565
     Additional paid-in capital                                                   69,694            70,558
     Accumulated other comprehensive income                                        1,601             1,395
     Retained earnings                                                            46,550            50,622
     Treasury stock, 6,067,519 shares at cost                                    (31,555)          (31,555)
                                                                               ---------         ---------

          Total stockholders' equity                                              86,854            91,585
                                                                               ---------         ---------

                                                                               $ 116,525         $ 118,139
                                                                               =========         =========

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                   eResearchTechnology, Inc. and Subsidiaries
                      Consolidated Statements of Cash Flows
                                 (in thousands)
                                   (unaudited)

                                                                               Three Months Ended March 31,
                                                                                  2004              2005
                                                                                --------          --------
Operating activities:
   Net income                                                                   $  7,268          $  4,072
   Adjustments to reconcile net income to net cash
       provided by operating activities:
           Depreciation and amortization                                           2,006             2,630
           Cost of sale of equipment                                                --                 269
           Provision for uncollectable accounts                                       39                45
           Stock option income tax benefits                                        3,647               540
           Investment impairment charge                                             --                 284
           Changes in operating assets and liabilities:
              Accounts receivable                                                 (4,188)             (120)
              Prepaid expenses and other                                            (995)             (238)
              Accounts payable                                                       (14)             (275)
              Accrued expenses                                                      (669)             (119)
              Income taxes                                                           960            (1,370)
              Deferred revenues                                                    5,349              (672)
                                                                                --------          --------
                  Net cash provided by operating activities                       13,403             5,046
                                                                                --------          --------

Investing activities:
   Purchases of property and equipment                                            (4,035)           (3,148)
   Purchases of short-term investments                                           (10,900)          (15,175)
   Proceeds from sales of short-term investments                                   3,596             6,175
                                                                                --------          --------
                  Net cash used in investing activities                          (11,339)          (12,148)
                                                                                --------          --------

Financing activities:
   Repayment of capital lease obligations                                           (161)             (100)
   Proceeds from exercise of stock options                                           867               326
                                                                                --------          --------
                  Net cash provided by financing activities                          706               226
                                                                                --------          --------

Effect of exchange rate changes on cash                                               58               (53)
                                                                                --------          --------

Net increase (decrease) in cash and cash equivalents                               2,828            (6,929)
Cash and cash equivalents, beginning of period                                    38,364            45,806
                                                                                --------          --------

Cash and cash equivalents, end of period                                        $ 41,192          $ 38,877
                                                                                ========          ========

